Investor Presentation

November 2012

www.dakotaplains.com

11/27/2012

Forward Looking Statements

Statements made by representatives of Dakota Plains Holdings, Inc. (“Dakota Plains” or the “Company”) during the course of this presentation that are not historical facts, are forward-looking statements.  These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements.  These include risks relating to global economics or politics, our ability to obtain additional capital needed to implement our business plan, minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third-party relationships, financial performance and results, prices and demand for oil, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.  Dakota Plains undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

11/27/2012

Dakota Plains Holdings, Inc. Overview

Dakota Plains Holdings, Inc. (OTCBB:DAKP) is a publicly traded company focused on developing transloading facilities, marketing and transporting of crude oil and related products from and into the
Williston Basin oil fields of North Dakota. The Company was founded in 2008 and is based in
Wayzata, MN.

The Company focuses on marketing and transporting oil produced from the Bakken Shale, which was named the largest on-shore oil deposit in North America by the US Geological Society.

Publicly traded effective March 2012

North Dakota is the 2nd largest oil producing state in the USA.

World Class Relationships

World Fuel Services (NYSE:INT) – $2.7 B market cap, Marketing and Transloading Partner

Prairie Field Services – Trucking Services Partner

Strobel Starostka Transfer – Premier national logistics and transloading operations company

Canadian Pacific – One of two Class 1 rail lines operating in the Williston Basin

Three Business Lines

Transloading Oil Products

Marketing Williston Basin Crude Oil

Trucking

11/27/2012

Business Segments

Transloading

50/50 joint venture with World Fuel Services (NYSE:INT)

Land is owned by Dakota Plains, infrastructure investments shared through 2021

Crude focus started August 2010 with two tracks each capable of 40 tank cars

Doubled facility’s onsite capacity in July 2011 to four 40 car tracks

Approximately 5.6 million barrels of crude oil transloaded in 2011

Approximately 5.5 million barrels of crude oil transloaded through September 2012

Marketing

50/50 joint venture with World Fuel Services (NYSE:INT) through 2021

Initiated marketing of crude oil in July 2011

1,104 tank cars under long term lease, average 7 years remaining

Approximately 1.2 million barrels of crude oil marketed in 2011

Approximately 5.7 million barrels of crude oil marketed through September 2012

Trucking

50/50 joint venture with Prairie Field Services through 2021

Established in September 2012

Immediate focus is hauling crude oil

Extensive expansion opportunities

Phase 1 & Phase 2

11/27/2012

November 2012 – 192 Rigs

Source: North Dakota Industrial Commission – https://www.dmr.nd.gov/OaGIMS/viewer.htm.  11-02-12.

Location, Location, Location:

Dakota Plains’ rail terminal is located
in the heart of the Bakken and Three
Forks play in Mountrail County, ND.

11/27/2012

T153N R 94W
T153N R 93W
ELM TREE
SANISH
T153N R 92W
T153N R 91W
T153N R 90W
T152N R 94W
FOUR BEARS
NEW TOWN
HAWKEYE
T152N R 93W
T152N R 91W
T152N R 90W
PARSHALL
ANTELOPE
BIG BEND
T151N R 94W
T151N R 95W
T151N R 93W
T151N R 92W
T151N R 91W
VAN HOOK
T151N R 90W
REUNION BAY
SPOTTED HORN
T150N R 94W
T150N R 93W
T150N R 92W
GRAIL
HEART BUTTE

New Town Area Wells – November 2012

Source: North Dakota Industrial Commission – https://www.dmr.nd.gov/OaGIMS/viewer.htm.  11-02-12

Location, Location, Location:

All crude leaving the peninsula is forced
to cross the Dakota Plains Rail Terminal.
Likely 1,300+ wells from 168 current
spacing units in this captive geography.

11/27/2012

New Town – Site Today

GGC Photo 01-17-12

Top Tier Logistics:

The site is connected to the Canadian
Pacific line and is currently managed
by Strobel Starostka, a national leader
in transloading logistics and operations.

Expansion Opportunity:

Dakota Plains and WFS are planning
the addition of a more efficient, double
loop track on this site, to be constructed
without affecting existing operations.

11/27/2012

Montana
North Dakota
Today
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan-07
Mar-08
May-09
Jul-10
Sep-11
Nov-12
Jan-14
Mar-15
May-16
Jul-17
Sep-18
Nov-19
Jan-21
Mar-22
May-23
Jul-24
Sep-25
Nov-26
Jan-28
Mar-29

DAKOTA PLAINS

Williston Basin Crude Production Forecast

Source: North Dakota Pipeline Authority 09-20-12 presentation.

North Dakota

1,000,000 bpd

Q2 2014

2012 North Dakota Results

January = 546,547 bpd

February = 558,558 bpd
March = 577,478 bpd

April = 609,503 bpd

May = 639,277 bpd

June = 660,332 bpd

July = 676,249 bpd

August = 701,409 bpd

September = 728,494 bpd

11/27/2012

DIVIDE
BURKE
RENVILLE
BOTTINEAU
ROLETTE
TOWNER
CAVALIER
PEMBINA
WALSH
WILLIAMS
PIERCE
RAMSEY
MOUNTRAIL
WARD
MCHENRY
BENSON
GRAND FORKS
NELSON
EDDY
MCKENZIE
MCLEAN
SHERIDAN
WELLS
FOSTER
STEELE
TRAILL
DUNN
MERCER
OLIVER
GOLDEN VALLEY
BILLINGS
BURLEIGH
KIDDER
STUTSMAN
CASS
STARK
MORTON
SLOPE
HETTINGER
GRANT
BOWMAN
ADAMS
SIOUX

DAKOTA PLAINS

Williston Basin Crude Oil Pipelines

Source: North Dakota Pipeline Authority 09-20-12.

Tesoro   68,000 bbls/day

Enbridge   235,000 bbls/day

Belle Fourche, Bridger, Butte,

Little Missouri & Plains   145,000 bbls/day

TransCanada   ? bbls/day

Total Capacity Roughly   448,000 bbls/day

Tesoro Mandan
Refinery

Baker, MT

11/27/2012

July 2009
73%
18%
8%
1%
July 2010
74%
14%
6%
6%
July 2011
67%
12%
4%
17%
July 2012
43%
8%
2%
47%
Pipeline Export
Tesoro Refinery
Truck to Canadian Pipelines
Estimated Rail

DAKOTA PLAINS

Williston Basin July 2012 Takeaway

Source: North Dakota Pipeline Authority 09-20-12.

July 2012

ND Avg = 676,249 bpd

E. MT Avg    64,000 bpd

Pipe   317,382 bpd

Tesoro    59,050 bpd

Rail    346,906 bpd

July 2011
ND Avg = 425k bpd
E. MT Avg ≈ 65k bpd

Pipe ≈ 328k bpd
Tesoro ≈ 58k bpd
Rail ≈ 83k bpd

11/27/2012

2%
8%
39%
51%
Pipeline Export
Tesoro Refinery
Truck to Canadian Pipelines
Estimated Rail

DAKOTA PLAINS

Williston Basin Sept. 2012 Takeaway

Source: North Dakota Pipeline Authority November 2012

September 2012

ND Avg = 728,494 bpd

E. MT Avg    66,900 bpd

Pipe    310,204 bpd

Tesoro     63,632 bpd

Rail     405,650 bpd

11/27/2012

Ambrose
Fortuna
Crosby
Noonan
Columbus
Flaxton
Sherwood
Bowbells
Mohall
Kenmare
Powers Lake
Tioga
Bonetraill
Ray
Epping
Ross
Stanley
Tagus
Des Lacs
Minot
Granville
Karlsruhe
Balfour
Williston
Belden
New Town
Parshall
Keene
Rawson
Douglas
Mandaree
Garrison
Pick City
Grassy Butte
Killdeer
Halliday
Stanton
Washburn
Golden Valley
Beulah
Hazen
Manning
Hannover
Center
Beach
Medora
Fryburg
Dickinson
Glen Ullin
Judson
Mandan
Bismarck
Lincoln

DAKOTA PLAINS

Dakota Plains
New Town
50k bbls/day

3rd Party OK

Storage = 90k

EOG
Stanley
70k bbls/day

NO 3rd Party

Storage = 240k

Lario Logistics
Bakken Oil Express
Dickinson
100k bbls/day
Belle Fourche Pipe
Storage = 210k + 200K

Global/Basin
Zap
70k bbls/day ?

3rd Party OK

No Storage

Port of ND
Minot
30k bbls/day ?

3rd Party OK

No Storage

Savage
Trenton
90K bbls/day
2-Gathering Lines
Storage = 300k

Rangeland COLT
Epping ≈ $70m
80k bbls/day
Beaver Lodge Pipe
Storage = 600k

Hess

Tioga ≈ $48m

70k bbls/day

Gathering

3rd Party ?

Storage = 180k +

Global/Basin
Stampede
70k bbls/day ?

3rd Party OK

Storage = 100k

Centennial Energy
Donnybrook
10k bbls/day ?

3rd Party ?

No Storage

Tesoro Logistics
Refinery
Mandan
58k bbls/day

Musket Corp.

Dore

70k bbls/day

Banner Pipeline

3rd Party OK

Storage = 90k

Enbridge
Berthold
80k bbls/day
Gathering
Storage = 300k

Musket Corp.

Dickinson

8k bbls/day ?

3rd Party OK

No Storage

Great Northern
Power Development
Fryburg ≈ $45m
BakkenLink Pipeline
70k bbls/day
Storage = 300k

Plains All American
Ross – 350 acres
65k bbls/day
Gathering
Robinson Lake Pipe
Storage = 200K +

USD
Van Hook
65K bbls/day?

3rd Party OK

Storage ≈ 12k + 285K

ND Crude By Rail Sites

Rail has a Bright Future:
Pipeline companies such as
Enbridge and Plains All
American, as well as top
operators like EOG and
Hess have made substantial
investments in Williston
Basin crude terminals.

Pipeline Capacity will
consistently be unable to
handle current and
anticipated Bakken
production volumes.

11/27/2012

Major Canadian and US Crude Oil Pipelines and Refineries
Enbridge Pipelines
Enbridge Southern Lights
Enbridge Pipelines (Joint Ownership)
Proposed Enbridge Pipeline (Joint Ownership)
Proposed Enbridge Pipelines
Keystone P/L
Other Pipelines
Other Proposed Pipelines
Capacity of Refineries are in Thousands of Barrels per Day
PADD V
PADD IV
PADD III
PADD II
PADD I
Prince Rupert
Kitimat
Prince George
Rainbow Lake
Zama
Fort McMurray
Kamloops
Vancouver
Anacortes
Edmonton
Hardisty
Kerrobert
Regina
Cromer
Gretna
Clearbrook
Superior
Minot
St. Paul
Casper
Guernsey/ Ft. Laramie
Cheyenne
Salt Lake City
Denver
San Francisco
Santa Maria
Bakersfield
Los Angeles
Long Beach
Chicago
Flanagan
Wood River
Patoka
Robinson
McPherson
El Dorado
Ponca City
Cushing
Memphis
Artesia
El Paso
Midland
Big Spring
Longview
Houston
Freeport
Port Arthur
Lake Charles
St. James
New Orleans
Corpus Christi
Three Rivers
Sarnia
Detroit
Toledo
Lima
Canton
Nanticoke
Westover
Montreal
Quebec City
Portland
Boston
Philadelphia
Yorktown
Saint John
Halifax
Come By Chance
January 2012

Crude Oil Pipelines & Markets

Are New Pipelines such as Keystone a Threat to
Dakota Plains?

Keystone’s capacity is projected at 700K BOPD.
600K oil sand barrels will already be in the pipe as it
crosses the US border.  Other pipeline projects are
many years out, but once online, Dakota Plains may
transition its marketing efforts to pipeline if needed
and use rail for both outbound crude and inbound
commodities and supplies.

11/27/2012

Current Destinations

Galveston, TX

St. John, NB

Irving Oil

Albany, NY

Global
Petroleum

“Philadelphia”

St. James, LA

US Development
and NuStar
Terminals

Shreveport, LA

Calumet

Bakersfield, CA

Kern

Walnut Hill, FL

Genesis Energy

Bakken Pipelines are Limited in their Destination

Crude by rail provides access to markets that
current pipelines cannot access, allowing Dakota
Plains to take advantage of the WTI to Brent/LLS
spread in several markets.  Numerous new
destinations are being constructed and planned.

11/27/2012

TRACK 1
TRACK 2
TRACK 3
TRACK 4
TRACK 5
Maintenance Facility
(Under Construction)

New Town - Future

Existing Tracks:

After the loop tracks are finished,
the 10,000 feet of existing tracks
will be used for inbound
commodity transloading.

Loop Tracks:

Expansion at New Town in the
form of a new double loop track
will significantly expand takeaway
capacity.

Margin Improvements:

Loop tracks are the most efficient,
and Class 1 railroads traditionally
incentivize the owners investment
via lower cost structures for
shipments.

11/27/2012

Business Segments – Phase 2

Transloading

Double loop tracks capable of handling 120 car unit trains

All crude by rail operations transition to loop tracks

Crude by rail volumes increase 50-100%

Inbound commodity transloading launches on Tracks 1-4

Additional revenue stream for storage of sand, pipe, ceramics, etc.

Marketing

No down time during construction of loop tracks

Loop track efficiencies drive better Canadian Pacific freight rates

Easily launch 100+ car unit trains

Onsite storage solutions

Volume allocations secured in pipelines

Trucking

Turnkey solution for hauling inbound commodities out to wells

Continued expansion of crude hauling

Enter the water hauling segment

11/27/2012

2013 Operational Targets

EBITDA of $31 Million ($0.74/Share) Driven By:

11 Million Barrels Transloaded

13 Million Barrels Marketed

5.5 Million Barrels Trucked

Expansion of Offsite Marketed Barrels

Inbound Transloading, Storage & Trucking

Successful Completion of Loop Track

Successful tie-in to localized gathering systems

11/27/2012

Marketing % Growth Q/Q
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Q4 11/Q3 11
Q1 12/Q4 11
Q2 12/Q1 12
Q3 12/Q2 12

DAKOTA PLAINS

Financial Overview

Dakota Plains reports its financials using the “Equity Method” which nets out nearly all of Dakota Plains’
true revenues and expenses associated with each of their three JVs to one line item “Other Income” located below GAAP Revenue and Income from Operations on the Income Statement.  As such, normal GAAP top-
line revenue and GAAP income from operations are not appropriate performance metrics.

Dakota Plains has continued to increase production in both barrels transloaded and marketed.  Year to date,
Dakota Plains has seen an increase in barrels marketed by 363.5% over 2011 Totals.  Barrels transloaded is also outpacing 2011 Totals and through three quarters is almost even with 2011 Totals.

As of Q3 Filing Date 11/14/2012
Note: Enterprise Value calculation includes Restricted Cash Balance
Note: Refer to Company’s SEC filings for a reconciliation of Adjusted EBITDA to Net Income
Source: CapIQ, Company Filings

Growth in Operations

Company Financial Highlights

Symbol

DAKP

Stock Price

$2.58

Market Cap (MM)

$107.9

Shares Outstanding (MM)

41.8

52 Week High

$12.50

52 Week Low

$2.25

Cash (MM)

$5.0

Restricted Cash (MM)

$25.0

Total Debt (MM)

$26.6

Enterprise Value (MM)

$104.5

Total Assets (MM)

$39.0

2012 9 Mos. Adjusted EBITDA (MM)

$10.0

11/27/2012

INVESTMENT CASE

Current Market Price approximately 3x 2013 Target EBITDA of $0.74/Share

No Net Debt, Approximately $30 Million in Cash, $26.6 Long Term Debt

Solid and Experienced JV Partners Across all Business Lines

Extensive Expansion Opportunities

Premier Site Offering Competitive Advantage in Marketing & Transloading

Attractive Acquisition Target For Mid-Stream MLP

Bakken Production Expected to More Than Double From Current Level

Dakota Plains Owns all Property and Infrastructure

JV Partners Pay for 50% share of Any Improvements

11/27/2012

Questions and Answers

11/27/2012